Exhibit 16
                                                                    ----------

                                   SCHEDULE 1

                            GENERAL ELECTRIC COMPANY

                        DIRECTORS AND EXECUTIVE OFFICERS

                             PRESENT                                             PRESENT
                             BUSINESS                                            PRINCIPAL
NAME                         ADDRESS                                             OCCUPATION
----                         -------                                             ----------
Directors
---------
J. I. Cash, Jr.              Harvard Business School                             Professor of Business Administration
                             Morgan Hall                                         Graduate School of Business
                             Soldiers Field Road                                 Administration, Harvard University
                             Boston, MA  02163

S. S. Cathcart               222 Wisconsin Avenue                                Retired Chairman, Illinois Tool Works
                             Suite 103
                             Lake Forest, IL  60045

D. D. Dammerman              General Electric Company                            Vice Chairman of the Board and Executive
                             3135 Easton Turnpike                                Officer, General Electric Company; Chairman,
                             Fairfield, CT  06431                                General Electric Capital Services, Inc.

P. Fresco                    Fiat SpA                                            Chairman of the Board, Fiat SpA
                             via Nizza 250
                             10126 Torino, Italy

A. M. Fudge                  4 Lowlyn Road                                       Former President, Kraft's Beverages, Desserts &
                             Westport, CT 06880                                  Post Divisions and former Group Vice President,
                                                                                 Kraft Foods, Inc.  Current director of Honeywell
                                                                                 International Inc., Marriott International,
                                                                                 Inc., and the Federal Reserve Bank of New York.


                                       17

                             PRESENT                                             PRESENT
                             BUSINESS                                            PRINCIPAL
NAME                         ADDRESS                                             OCCUPATION
----                         -------                                             ----------

C. X. Gonzalez               Kimberly-Clark de Mexico,                           Chairman of the Board and Chief Executive
                             S.A. de C.V.                                        Officer, Kimberly-Clark de Mexico, S.A. de C.V.
                             Jose Luis Lagrange 103,
                             Tercero Piso
                             Colonia Los Morales
                             Mexico, D.F.  11510, Mexico

J. R. Immelt                 General Electric Company                            Chairman of the Board and Chief Executive
                             3135 Easton Turnpike                                Officer, General Electric Company
                             Fairfield, CT  06431

A. Jung                      Avon Products, Inc.                                 President and Chief Executive Officer, Avon
                             1345 Avenue of the Americas                         Products, Inc.
                             New York, NY  10105

K. G. Langone                Invemed Associates, Inc.                            Chairman, President and Chief Executive Officer,
                             375 Park Avenue                                     Invemed Associates, Inc.
                             New York, NY  10152

R. B. Lazarus                Ogilvy & Mather Worldwide                           Chairman and Chief Executive Officer, Ogilvy &
                             309 West 49th Street                                Mather Worldwide
                             New York, New York  10019-7316

S. G. McNealy                Sun Microsystems, Inc.                              Chairman, President and Chief Executive Officer,
                             901 San Antonio Road                                Sun Microsystems, Inc.
                             Palo Alto, CA  94303-4900

G. G. Michelson              Federated Department Stores                         Former Member of the Board of Directors,
                             151 West 34th Street                                Federated Department Stores
                             New York, NY  10001

S. Nunn                      King & Spalding                                     Partner, King & Spalding
                             191 Peachtree Street, N.E.
                             Atlanta, GA  30303

R. S. Penske                 Penske Corporation                                  Chairman of the Board and President, Penske
                             13400 Outer Drive                                   Corporation
                             West Detroit, MI  48239-4001

F. H. T. Rhodes              Cornell University                                  President Emeritus, Cornell University
                             3104 Snee Building
                             Ithaca, NY  14853

G.L. Rogers                  General Electric Company                            Vice Chairman of the Board and Executive
                             3135 Easton Turnpike                                Officer, General Electric Company
                             Fairfield, CT 06431


                                       18

                             PRESENT                                             PRESENT
                             BUSINESS                                            PRINCIPAL
NAME                         ADDRESS                                             OCCUPATION
----                         -------                                             ----------

A. C. Sigler                 Champion International Corporation                  Retired Chairman of the Board and CEO and former
                             1 Champion Plaza                                    Director, Champion International Corporation
                             Stamford, CT  06921

D. A. Warner, III            J. P. Morgan Chase & Co., Inc.                      Chairman of the Board, President, and Chief
                             The Chase Manhattan Bank and Morgan Guaranty        Executive Officer, J. P. Morgan Chase & Co., Inc.
                             Trust Co.
                             270 Park Avenue
                             New York, NY  10017-2070

R. C. Wright                 National Broadcasting Company, Inc.                 Vice Chairman of the Board and Executive
                             30 Rockefeller Plaza                                Officer, General Electric Company; Chairman and
                             New York, New York  10112                           Chief Executive Officer, National Broadcasting
                                                                                 Company, Inc.
                             Citizenship
                             -----------
                             P. Fresco - Italy
                             C. X. Gonzalez - Mexico
                             Andrea Jung - Canada
                             All Others - U.S.A.


Executive Officers
------------------
P. D. Ameen                  General Electric Company                            Vice President and Comptroller
                             3135 Easton Turnpike
                             Fairfield, CT  06431

J. R. Bunt                   General Electric Company                            Vice President and Treasurer
                             3135 Easton Turnpike
                             Fairfield, CT  06431

D. C. Calhoun                General Electric Company                            Senior Vice President - GE Aircraft Engines
                             1 Neumann Way
                             Cincinnati, OH  05215

J.P. Campbell                General Electric Company                            Vice President - GE Appliances
                             Appliance Park
                             Louisville, KY 40225


                                       19

                             PRESENT                                             PRESENT
                             BUSINESS                                            PRINCIPAL
NAME                         ADDRESS                                             OCCUPATION
----                         -------                                             ----------

W. J. Conaty                 General Electric Company                            Senior Vice President - Human Resources
                             3135 Easton Turnpike
                             Fairfield, CT  06431

D. D. Dammerman              General Electric Company                            Vice Chairman of the Board and Executive
                             3135 Easton Turnpike                                Officer, General Electric Company; Chairman,
                             Fairfield, CT  06431                                General Electric Capital Services, Inc.

S.C. Donnelly                General Electric Company                            Senior Vice President - Corporate Research and
                             One Research Circle                                 Development
                             Niskayuna, NY  12309

M.J. Espe                    General Electric Company                            Senior Vice President - GE Lighting
                             Nela Park
                             Cleveland, OH  44112

Y. Fujimori                  General Electric Company                            Senior Vice President - GE Plastics
                             1 Plastics Avenue
                             Pittsfield, MA 01201

B. W. Heineman, Jr.          General Electric Company                            Senior Vice President - General Counsel and
                             3135 Easton Turnpike                                Secretary
                             Fairfield, CT  06431

J. R. Immelt                 General Electric Company                            Chairman of the Board and Chief Executive Officer,
                             3135 Easton Turnpike                                General Electric Company
                             Fairfield, CT  06431

J. M. Hogan                  General Electric Company                            Senior Vice President - GE Medical Systems
                             P.O. Box 414
                             Milwaukee, WI  53201

J. Krenicki, Jr.             General Electric Company                            Vice President - GE Transportation Systems
                             2901 East Lake Road
                             Erie, PA  16531

R. W. Nelson                 General Electric Company                            Vice President - Corporate Financial Planning
                             3135 Easton Turnpike                                and Analysis
                             Fairfield, CT  06431

G. M. Reiner                 General Electric Company                            Senior Vice President - Chief Information Officer
                             3135 Easton Turnpike
                             Fairfield, CT  06431


                                       20

                             PRESENT                                             PRESENT
                             BUSINESS                                            PRINCIPAL
NAME                         ADDRESS                                             OCCUPATION
----                         -------                                             ----------

J. G. Rice                   General Electric Company                            Senior Vice President - GE Power Systems
                             1 River Road
                             Schenectady, NY  12345

G. L. Rogers                 General Electric Company                            Vice Chairman of the Board and Executive Officer
                             1 Plastics Avenue
                             Pittsfield, MA  01201

K. S. Sherin                 General Electric Company                            Senior Vice President - Finance and Chief
                             3135 Easton Turnpike                                Financial Officer
                             Fairfield, CT  06431

L. G. Trotter                General Electric Company                            Senior Vice President - GE Industrial Systems
                             41 Woodford Avenue
                             Plainville, CT  06062

W.A. Woodburn                General Electric Company                            Senior Vice President - GE Specialty Materials
                             41 Woodford Avenue
                             Plaineville, CT 06062

R. C. Wright                 National Broadcasting Company, Inc.                 Vice Chairman of the Board and Executive
                             30 Rockefeller Plaza                                Officer, General Electric Company; President and
                             New York, New York  10112                           Chief Executive Officer, National Broadcasting
                                                                                 Company, Inc.

Citizenship
-----------

Yoshiaki Fujimori    Japan

All Others           U.S.A.

                                   SCHEDULE 2

                     GENERAL ELECTRIC CAPITAL SERVICES, INC.

                        DIRECTORS AND EXECUTIVE OFFICERS

                               PRESENT                                                 PRESENT
                               BUSINESS                                                PRINCIPAL
NAME                           ADDRESS                                                 OCCUPATION
----                           -------                                                 ----------
Directors
---------
Nancy E. Barton                General Electric Capital Corporation                    Senior Vice President, General Counsel
                               260 Long Ridge Road                                     and Secretary
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Ferdinando Beccalli            General Electric Capital Corporation                    Director and Executive Vice President
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  Italy

James R. Bunt                  General Electric Company                                Vice President and Treasurer
                               3135 Easton Turnpike
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

David C. Calhoun               GE Aircraft Engines                                     Chief Executive Officer
                               1 Neumann Way
                               Cincinnati, OH  45215
                               Citizenship:  U.S.A.

Dennis D. Dammerman            General Electric Company                                Vice Chairman and Executive Officer
                               3135 Easton Turnpike
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

Scott C. Donnelly              General Electric CR&D                                   Senior Vice President
                               One Research Circle
                               Niskayuna, NY  12309
                               Citizenship:  U.S.A.

Michael D. Fraizer             GE Financial Assurance                                  President and Chief Executive Officer
                               6604 W. Broad Street
                               Richmond, VA  23230
                               Citizenship:  U.S.A.

Benjamin W. Heineman, Jr.      General Electric Company                                Senior Vice President, General Counsel
                               3135 Easton Turnpike                                    and Secretary
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.


                                       22

                               PRESENT                                                 PRESENT
                               BUSINESS                                                PRINCIPAL
NAME                           ADDRESS                                                 OCCUPATION
----                           -------                                                 ----------

Jeffrey R. Immelt              General Electric Company                                Chairman of the Board and Chief Executive
                               3135 Easton Turnpike                                    Officer, General Electric Company
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

John H. Myers                  GE Investment Corporation                               Chairman and President
                               3003 Summer Street
                               Stamford, CT  06904
                               Citizenship:  U.S.A.

Denis J. Nayden                General Electric Capital Corporation                    Chairman and Chief Executive Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Michael A. Neal                General Electric Capital Corporation                    President and Chief Operating Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

James A. Parke                 General Electric Capital Corporation                    Vice Chairman and Chief Financial Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Ronald R. Pressman             Employers Reinsurance Corporation                       Chairman, President and Chief Executive
                               5200 Metcalf                                            Officer
                               Overland Park, KS  66204
                               Citizenship:  U.S.A.

Gary M. Reiner                 General Electric Company                                Senior Vice President and Chief
                               3135 Easton Turnpike                                    Information Officer
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

John M. Samuels                General Electric Company                                Vice President and Senior Counsel,
                               3135 Easton Turnpike                                    Corporate Taxes
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

Keith S. Sherin                General Electric Company                                Senior Vice President and
                               3135 Easton Turnpike                                    Chief Financial Officer
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.


                                       23

                               PRESENT                                                 PRESENT
                               BUSINESS                                                PRINCIPAL
NAME                           ADDRESS                                                 OCCUPATION
----                           -------                                                 ----------

Edward D. Stewart              General Electric Capital Corporation                    Executive Vice President
                               1600 Summer Street
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Robert C. Wright               30 Rockefeller Plaza                                    Director
                               New York, New York 10112


Executive Officers
------------------
Dennis D. Dammerman            General Electric Company                                Vice Chairman and Executive Officer
                               3135 Easton Turnpike
                               Fairfield, CT  06431
                               Citizenship:  U.S.A.

Denis J. Nayden                General Electric Capital Corporation                    Chairman and Chief Executive Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Michael D. Fraizer             GE Financial Assurance                                  President and Chief Executive Officer
                               6604 W. Broad Street
                               Richmond, VA  23230
                               Citizenship:  U.S.A.

Michael A. Neal                General Electric Capital Corporation                    President and Chief Operating Officer
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Ronald R. Pressman             Employers Reinsurance Corporation                       Chairman, President and Chief Executive
                               5200 Metcalf                                            Officer
                               Overland Park, KS  66204
                               Citizenship:  U.S.A.

James A. Parke                 General Electric Capital Services, Inc.                 Executive Vice President and Chief
                               260 Long Ridge Road                                     Financial Officer
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Edward D. Stewart              General Electric Capital Services, Inc.                 Executive Vice President
                               600 Summer Street
                               Stamford, CT  06927
                               Citizenship:  U.S.A.


                                       24

                               PRESENT                                                 PRESENT
                               BUSINESS                                                PRINCIPAL
NAME                           ADDRESS                                                 OCCUPATION
----                           -------                                                 ----------

Nancy E. Barton                General Electric Capital Services, Inc.                 Senior Vice President, General Counsel
                               260 Long Ridge Road                                     and Secretary
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

James A. Colica                General Electric Capital Services, Inc.                 Senior Vice President, Global Risk Management
                               260 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Richard D'Avino                General Electric Capital Services, Inc.                 Senior Vice President, Taxes
                               777 Long Ridge Road
                               Stamford, CT  06927
                               Citizenship:  U.S.A.

Marc. J. Saperstein            General Electric Capital Services, Inc.                 Senior Vice President, Human Resources
                               260 Long Ridge Road
                               Stamford, CT 06927
                               Citizenship:  U.S.A.

Kathryn A. Cassidy             General Electric Capital Services, Inc.                 Senior Vice President, Corporate Treasury
                               201 High Ridge Road                                     and Global Funding Operation
                               Stamford, CT  06927
                               Citizenship:  U.S.A.


                                   SCHEDULE 3

                      GENERAL ELECTRIC CAPITAL CORPORATION

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of General Electric Capital Corporation. The business address of each director and executive officer is c/o General Electric Capital Corporation, 260 Long Ridge Road, Stamford, Connecticut 06927, except as set forth below. All persons are citizens of the United States, except as set forth below

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Joan Amble                          Ms. Amble is the Vice President and
                                    Controller of General Electric Capital
                                    Corporation.

Nancy E. Barton                     Ms. Barton is a Director and the Senior Vice
                                    President, General Counsel and Secretary of
                                    General Electric Capital Corporation.

Ferdinando Beccalli                 Mr. Beccalli is a Director and an Executive
                                    Vice President of General Electric Capital
                                    Corporation. Mr. Beccalli is a citizen of Italy.

James R. Bunt                       Mr. Bunt is a Director of General Electric
                                    Capital Corporation.

David L. Calhoun                    Mr. Calhoun is a Director of General
                                    Electric Capital Corporation. His business address is 1 Neumann Way, Cincinnati, Ohio
                                    45215.

James A. Colica                     Mr. Colica is the Senior Vice President of
                                    Global Risk Management of General Electric
                                    Capital Corporation.

Richard D'Avino                     Mr. D'Avino is the Senior Vice President,
                                    Tax, of General Electric Capital
                                    Corporation.

Dennis D. Dammerman                 Mr. Dammerman is a Director of General
                                    Electric Capital Corporation.

Scott C. Donnelly                   Mr. Donnelly is a Director of General
                                    Electric Capital Corporation.

Michael D. Fraizer                  Mr. Fraizer is a Director of General
                                    Electric Capital Corporation.

Benjamin W. Heineman, Jr.           Mr. Heineman is a Director of General
                                    Electric Capital Corporation.

Jeffrey R. Immelt                   Mr. Immelt is a Director of General Electric
                                    Capital Corporation.

Robert L. Lewis                     Mr. Lewis is Senior Vice President of
                                    General Electric Capital Corporation.

John H. Myers                       Mr. Myers is a Director of General Electric
                                    Capital Corporation.

Denis J. Nayden                     Mr. Nayden is the Chairman and Chief
                                    Executive Officer of General Electric
                                    Capital Corporation.

Michael A. Neal                     Mr. Neal is a Director and President and
                                    Chief Operating Officer of General Electric
                                    Capital Corporation.

David R. Nissen                     Mr. Nissen is a Senior Vice President of
                                    General Electric Capital Corporation.

James A. Parke                      Mr. Parke is a Director, Vice Chairman and
                                    the Chief Financial Officer of General
                                    Electric Capital Corporation.

Ronald R. Pressman                  Mr. Pressman is a Director of General
                                    Electric Capital Corporation. His business address is 5200 Metcalf, Overland Park,
                                    Kansas 66204.

Gary M. Reiner                      Mr. Reiner is a Director of General Electric
                                    Capital Corporation.

John M. Samuels                     Mr. Samuels is a Director of General
                                    Electric Capital Corporation.

Marc J. Saperstein                  Mr. Saperstein is Senior Vice President of
                                    Human Resources of General Electric Capital
                                    Corporation.

Keith S. Sherin                     Mr. Sherin is a Director of General Electric
                                    Capital Corporation.

Edward D. Stewart                   Mr. Stewart is a Director and an Executive
                                    Vice President of General Electric Capital
                                    Corporation.

Kathryn A. Cassidy                  Ms. Cassidy is Senior Vice President,
                                    Corporate Treasury and Global Funding
                                    Operation of General Electric Capital
                                    Corporation.

Robert C. Wright                    Mr. Wright is a Director of General Electric
                                    Capital Corporation. His business address is 30 Rockefeller Plaza, New York, New York
                                    10112.

                                   SCHEDULE 4

                  GE CAPITAL INTERNATIONAL HOLDINGS CORPORATION

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of GE Capital International Holdings Corporation. The business address of each director and executive officer is c/o GE Capital International Holdings Corporation, 1600 Summer Street, Stamford, Connecticut 06905. All persons are citizens of the United States, except as set forth below.

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Kathryn A. Cassidy                  Ms. Cassidy is Vice President and Assistant
                                    Treasurer of GE Capital International
                                    Holdings Corporation.

Charles Crabtree                    Mr. Crabtree is a Vice President of GE
                                    Capital International Holdings Corporation.

Richard D'Avino                     Mr. D'Avino is the sole Director and a Vice
                                    President of GE Capital International
                                    Holdings Corporation.

Ray Duggins                         Mr. Duggins is a Vice President of GE
                                    Capital International Holdings Corporation.

Sarah Graber                        Ms. Graber is a Vice President and Assistant
                                    Secretary of GE Capital International
                                    Holdings Corporation.

Leonard Kim                         Mr. Kim is a Vice President of GE Capital
                                    International Holdings Corporation.

Elizabeth Lee                       Ms. Lee is a Vice President of GE Capital
                                    International Holdings Corporation. Ms. Lee is a citizen of the United Kingdom.

Jonathan Mothner                    Mr. Mothner is a Vice President and
                                    Assistant Secretary of GE Capital
                                    International Holdings Corporation.

David R. Nissen                     Mr. Nissen is the President of GE Capital
                                    International Holdings Corporation.

Michael Pyles                       Mr. Pyles is a Vice President of GE Capital
                                    International Holdings Corporation.

Jim Richmond                        Mr. Richmond is a Vice President of GE
                                    Capital International Holdings Corporation.

Maive Scully                        Mr. Scully is the Vice President and
                                    Treasurer of GE Capital International
                                    Holdings Corporation.

                                   SCHEDULE 5

                       SECURITY CAPITAL GROUP INCORPORATED

                        DIRECTORS AND EXECUTIVE OFFICERS

                     Set forth below are the name and present principal occupation or employment of each director and executive officer of Security Capital Group Incorporated. The business address of each director and executive officer is c/o General Electric Capital Corporation, 292 Long Ridge Road, Stamford, Connecticut 06927. All persons are citizens of the United States, except as set forth below.

Name                                Present Principal Occupation or Employment
----                                ------------------------------------------

Michael Pralle                      Mr. Pralle is the sole director of Security
                                    Capital Group Incorporated.